--------------------------------------------------------------------------------

INVESTMENT ADVISER              Value Line, Inc.
                                220 East 42nd Street
                                New York, NY 10017-5891

DISTRIBUTOR                     Value Line Securities, Inc.
                                220 East 42nd Street
                                New York, NY 10017-5891

CUSTODIAN BANK                  State Street Bank and Trust
                                Co.
                                225 Franklin Street
                                Boston, MA 02110

SHAREHOLDER                     State Street Bank and Trust
SERVICING AGENT                 Co.
                                c/o NFDS
                                P.O. Box 419729
                                Kansas City, MO 64141-6729

INDEPENDENT                     Price Waterhouse LLP
ACCOUNTANTS                     1177 Avenue of the Americas
                                New York, NY 10036

LEGAL COUNSEL                   Peter D. Lowenstein, Esq.
                                Two Greenwich Plaza, Suite 100
                                Greenwich, CT 06830

DIRECTORS                       Jean Bernhard Buttner
                                Francis C. Oakley
                                Marion N. Ruth
                                Frances T. Newton

OFFICERS                        Jean Bernhard Buttner
                                CHAIRMAN AND PRESIDENT
                                Charles Heebner
                                VICE PRESIDENT
                                John Risner
                                VICE PRESIDENT
                                David T. Henigson
                                VICE PRESIDENT and
                                SECRETARY/TREASURER
                                Jack M. Houston
                                ASSISTANT SECRETARY/TREASURER
                                Stephen La Rosa
                                ASSISTANT SECRETARY/TREASURER

         This report is issued for information of shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund (obtainable from the Distributor).

                                                                       VLF61O209

                      ------------------------------------

                                 ANNUAL  REPORT
                      ------------------------------------
                                OCTOBER 31, 1996
                    ----------------------------------------

                                   VALUE LINE
                                  INTERMEDIATE
                                BOND FUND, INC.

                                     [LOGO]

VALUE LINE INTERMEDIATE BOND FUND, INC.

                                                  To Our Value Line Intermediate
-------------------------------------------

TO OUR SHAREHOLDERS:

The Value Line Intermediate Bond Fund, Inc. (the "Fund") was originally established on April 10, 1992 as the Value Line Adjustable Rate U.S. Government Securities Fund. On November 1, 1995, it adopted its present title. This report covers the first full fiscal year, which ended October 31, 1996, under the new name. The change in title reflected a shift in the Funds holdings from adjustable-rate securities to a more diverse mixture. As of fiscal year-end, we held U.S. government and government agency bonds, as well as bonds issued by domestic corporations. Some of these issues are backed by assets such as accounts receivable and mortgages. Bonds issued or guaranteed by the U.S. government carry the highest credit quality. Most of the Funds non-government holdings merit the highest ratings (AAA) assigned by such rating agencies as Standard & Poor's and Moody's Investors Service. As of October 31, 1996, about 15% of the Funds portfolio consisted of U.S. Treasury bonds, 20% government agencies, 22% mortgage-backed, 26% corporate asset-backed, 13% direct corporate obligations, and the remaining 4% in cash.

The high quality of the Funds holdings make it especially suitable for conservative investors, since the payment of interest and principal on these bonds is virtually certain. But even if a bond is of high quality and thus carries little credit risk, it is still subject to market risk. If interest rates rise, the prices of bonds fall, regardless of high credit quality. The Fund provides a further degree of safety through the relatively short maturities of its investments, as indicated by its name and as required by the Prospectus. As of September 30, 1996, the average effective maturity of all holdings was around 4.2 years, consistent with the Funds policy of concentrating on intermediate maturities. This means that fluctuation in the value of our holdings due to changes in interest rates will be considerably less than is the case with longer maturities.

The Funds objective continues to be to provide the highest current income consistent with the minimizing of risk through the methods discussed above. In the latest fiscal year, the investor received a total return (income plus appreciation) of 3.28% with minimal risk.

LOOKING AHEAD

Value Line doesnt expect much change in interest rates over the course of 1997, as discussed in the Economic Observations section elsewhere in this report. We expect, therefore, that we will continue to hold the same types of securities, thus providing the highest income consistent with limited risk.

We suggest that holders of this fund reinvest their income, so that they can enhance their return by compounding. For example, $10,000 invested at the Funds current yield of about 4.4% would be worth about $15,400 in ten years. Moreover, bear in mind that the Funds return is enhanced by its no-load feature. This means that there is no sales charge and the entire investment goes to work at once.

We thank you for your continued confidence in the Value Line Intermediate Bond Fund and look forward to continuing to meet your investment needs.

                Sincerely,

                                                          [SIGNATURE]

                CHAIRMAN AND PRESIDENT

December 9, 1996

--------------------------------------------------------------------------------

                                         VALUE LINE INTERMEDIATE BOND FUND, INC.

Bond Fund Shareholders
-------------------------------------------

ECONOMIC OBERSERVATIONS

The domestic economy is now expanding at a decidedly slower pace than had been the case several months earlier. Real, inflation-adjusted GDP, for example, which increased by better than 3% in the first half of 1996, as the housing, auto, retail, and industrial markets all pushed forward briskly, was rising by perhaps 2%, or so, as 1996 drew to a close. Moreover, current indications point to more of the same in the new year, with growth probably averaging 1.7%-2.0%.

The case for slow, but sustained growth, is a compelling one. The present easing in activity is largely the result of two factors, the first being the jump in long-term interest rates early in 1996 (which made the financing of certain purchases more costly) and the second being the ongoing runup in household debt. Our sense, for now, however, is that neither event is sufficient to bring the uptrend to a close. Long-term interest rates, for one thing, have recently turned lower (as the earlier inflation fears, which led to the rise in rates in the first place, have subsided). Second, several areas of the country, notably the East and the West Coasts, are now strengthening selectively. Finally, inventory levels remain low, and this should obviate the need to clear goods off the shelves before factory production can again ramp up.

The slower growth pace is likely to keep inflation below 3%, on average, over the next year. The combination of a modest level of business activity and persistent moderate inflation should also keep the Federal Reserve Board from pursuing overly restrictive monetary policies. Interest rates, meanwhile, will probably remain fairly stable over the next year or so. The one potential fly in the ointment is a likely deceleration in corporate profit growth as the economy slows a bit further in 1997.

--------------------------------------------------------------------------------

VALUE LINE INTERMEDIATE BOND FUND, INC.

-------------------------------------------

 COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE VALUE LINE ("VL")
             INTERMEDIATE BOND FUND INC (A), THE LEHMAN ARM INDEX,
                      AND THE LEHMAN AGGREGATE BOND INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           VL ADJUSTABLE BOND    LEHMAN AGG. BOND INDEX    LEHMAN ARM INDEX
3/92                   $10,000                   $10,000              $10,000
6/92                   $10,173                   $10,404              $10,304
9/92                   $10,362                   $10,851              $10,495
12/92                  $10,367                   $10,879              $10,521
3/93                   $10,602                   $11,329              $10,769
6/93                   $10,797                   $11,630              $10,973
9/93                   $10,929                   $11,933              $11,091
12/93                  $10,998                   $12,181              $11,174
3/94                   $10,954                   $11,798              $11,003
6/94                   $10,192                   $11,652              $11,050
9/94                   $10,047                   $11,710              $10,980
12/94                   $9,908                   $11,753              $11,042
3/95                   $10,131                   $12,345              $11,506
6/95                   $10,286                   $13,097              $11,865
9/95                   $10,380                   $13,354              $12,066
10/95                  $10,448                   $13,528              $12,140
12/31/95               $10,579                   $13,923              $12,336
3/31/96                $10,470                   $13,674              $12,472
6/30/96                $10,472                   $13,753              $12,614
9/30/96                $10,675                   $14,005              $12,849
10/31/96             $10791(A)                   $14,317              $12,996

    PERFORMANCE DATA:*

                                                                                      FROM
                                                                                    4/10/92+
                                                                    1 YEAR ENDED       TO
                                                                     9/30/96(A)    9/30/96(A)
                                                                    -------------  ----------
Average Annual Total Return.......................................        2.35%         1.36%
Growth of an Assumed
 Investment of $10,000............................................    $  10,235       $10,625

  * THE TOTAL RETURNS FOR THE ONE-YEAR PERIOD ENDED 10/31/96 AND THE PERIOD FROM 4/10/92 (COMMENCEMENT OF OPERATIONS) TO 10/31/96 WERE 3.28% AND 1.68%, RESPECTIVELY. THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND ARE NO GUARANTEE OF FUTURE PERFORMANCE. THE AVERAGE ANNUAL TOTAL RETURN AND GROWTH OF AN ASSUMED INVESTMENT OF $10,000 INCLUDE DIVIDENDS REINVESTED AND CAPITAL GAINS DISTRIBUTIONS ACCEPTED IN SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTMENT, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ITS ORIGINAL COST.
(A) RESULTS PERTAIN TO VALUE LINE ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND INC FROM 4/10/92 TO 10/31/95. (SEE NOTE #1 TO THE THE FINANCIAL STATEMENT.)
--------------------------------------------------------------------------------
    THE LEHMAN AGGREGATE BOND INDEX IS AN UNMANAGED INDEX THAT IS REPRESENTATIVE OF THE INVESTMENT-GRADE DOMESTIC CORPORATE GOVERNMENT BOND MARKETS.
    THE LEHMAN ARM INDEX IS AN UNMANAGED INDEX THAT IS REPRESENTATIVE OF THE ADJUSTABLE RATE MORTGAGE SECURITY.

--------------------------------------------------------------------------------

VALUE LINE INTERMEDIATE BOND FUND, INC.

SCHEDULE OF INVESTMENTS
-------------------------------------------

 PRINCIPAL                                                                                MATURITY
  AMOUNT                                                                     RATE           DATE          VALUE
------------------------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS (14.9%)
$ 1,000,000  U.S. Treasury Notes........................................      6.000%      05/31/98     $ 1,005,311
    500,000  U.S. Treasury Notes........................................      6.000       08/15/99         501,563
    750,000  U.S. Treasury Notes........................................      6.250       10/31/01         755,273
-----------                                                                                            -----------

  2,250,000  TOTAL U.S. TREASURY OBLIGATIONS (COST $2,244,858).....................................      2,262,147
-----------                                                                                            -----------

U.S. GOVERNMENT AGENCY OBLIGATIONS (19.8%)
             FEDERAL NATIONAL MORTGAGE ASSOCIATION (13.0%)
    500,000  Federal National Mortgage Association Global Note..........      6.400       05/02/01         502,745
  1,000,000  Federal National Mortgage Association Medium Term Note.....      6.320       07/28/03         977,997
    500,000  Federal National Mortgage Association Debenture............      6.850       09/12/05         495,332
-----------                                                                                            -----------
  2,000,000                                                                                              1,976,074
-----------                                                                                            -----------

             TENNESSEE VALLEY AUTHORITY (6.8%)
  1,000,000  Tennessee Valley Authority Power Bonds Series 1991-A.......      7.450       10/15/01       1,027,290
-----------                                                                                            -----------
  1,000,000                                                                                              1,027,290
-----------                                                                                            -----------

  3,000,000  TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (COST $3,048,797)............................      3,003,364
-----------                                                                                            -----------

ASSET BACKED SECURITIES (26.1%)
             AUTOMOBILE LEASING (7.9%)
    396,850  Premier Auto Trust Series 1994-2 Class A4..................      6.000       05/02/00         398,632
    800,000  World Omni Automobile Lease Securitization Trust
 ----------    Series 1995-A Class A....................................      6.050       11/25/01         803,679
                                                                                                       -----------
  1,196,850                                                                                              1,202,311
-----------                                                                                            -----------

             CREDIT CARD FINANCING (5.2%)
    800,000  Standard Credit Card Master Trust Series 1995-10 Class A...      5.900       02/07/01         793,500
-----------                                                                                            -----------
    800,000                                                                                                793,500
-----------                                                                                            -----------

--------------------------------------------------------------------------------

VALUE LINE INTERMEDIATE BOND FUND, INC.

SCHEDULE OF INVESTMENTS                                         OCTOBER 31, 1996
-------------------------------------------

 PRINCIPAL                                                                                MATURITY
  AMOUNT                                                                     RATE           DATE          VALUE
------------------------------------------------------------------------------------------------------------------
             OTHER (13.0%)
$   679,429  Advanta Home Equity Loan Trust Series 1993-2 Class A1......      6.150%      10/25/09     $   665,628
    657,542  AFC Home Equity Loan Trust Series 1993-3 Class A...........      5.450       06/20/13         620,555
     50,195  CIT Group Securitization Corp. Series 1993-1 Class A1......      4.700       06/15/18          50,069
    635,262  Old Stone Credit Corp. Home Equity Loan Trust Series 1993-2
 ----------    Class A1.................................................      6.025       06/15/08         626,826
                                                                                                       -----------
  2,022,428                                                                                              1,963,078
-----------                                                                                            -----------

  4,019,278  TOTAL ASSET BACKED SECURITIES (COST $3,992,112).......................................      3,958,889
-----------                                                                                            -----------

MORTGAGE-BACKED SECURITIES (21.7%)
    500,000  Residential Funding Mortgage Securities I Series 1993-S15
 ----------    Class A5.................................................      6.700       04/25/08         492,969
    918,275  Federal National Mortgage Corporation Pool #50751..........      7.000       06/01/08         926,686
    864,980  Federal National Mortgage Corporation Pool #190836.........      7.000       06/01/09         872,903
    931,832  Federal Home Loan Mortgage Corporation #G10337.............      7.000       02/01/10         932,706
    105,862  Federal Home Loan Mortgage Corporation #1505MD.............      7.504(1)(2) 12/15/22          72,515
-----------                                                                                            -----------

  3,320,949  TOTAL MORTGAGE-BACKED SECURITIES (COST $3,341,337)....................................      3,297,779
-----------                                                                                            -----------

CORPORATE BONDS & NOTES (13.0%)
             FINANCE (5.1%)
    800,000  General Motors Acceptance Corp. Medium Term Note...........      6.500       12/05/05         773,885
-----------                                                                                            -----------
    800,000                                                                                                773,885
-----------                                                                                            -----------
             INDUSTRIAL (3.1%)
    486,567  Union Pacific Railroad Co. Pass Through Trust Series
               1995-B...................................................      6.290       09/25/07         476,228
-----------                                                                                            -----------
    486,567                                                                                                476,228
-----------                                                                                            -----------
             YANKEE BONDS (4.8%)
    750,000  Province of Quebec.........................................      6.500       01/17/06         728,819
-----------                                                                                            -----------
    750,000                                                                                                728,819
-----------                                                                                            -----------

  2,036,567  TOTAL CORPORATE BONDS & NOTES (COST $2,041,723).......................................      1,978,932
-----------                                                                                            -----------

 14,626,794  TOTAL INVESTMENT SECURITIES (95.5%) (COST $14,668,827)................................     14,501,111
-----------                                                                                            -----------

--------------------------------------------------------------------------------

                                         VALUE LINE INTERMEDIATE BOND FUND, INC.

                                                                OCTOBER 31, 1996
-------------------------------------------

                                                                                                          VALUE
                                                                                                       -----------

EXCESS OF CASH AND OTHER ASSETS OVER LIABILITES (4.5%).............................................     $  686,399
                                                                                                       -----------

NET ASSETS (100.0%)................................................................................    $15,187,510
                                                                                                       -----------

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER OUTSTANDING SHARE
  ($15,187,510  DIVIDED BY 1,770,292 SHARES OUTSTANDING)...........................................          $8.58
                                                                                                       -----------

(1)RESETS MONTHLY. RATE DISCLOSED IS THAT IN EFFECT ON 10/31/96.

(2)INVERSE FLOATER-FLOATING RATE MORTGAGE BACKED SECURITY WHOSE INTEREST RATE RESETS IN THE OPPOSITE DIRECTION OF MARKET RATE OF INTEREST TO WHICH THE INVERSE FLOATER IS INDEXED. AN INVERSE FLOATER MAY BE CONSIDERED TO BE LEVERAGED TO THE EXTENT THAT ITS INTEREST RATE VARIES BY A MAGNITUDE THAT EXCEEDS THE MAGNITUDE OF THE CHANGE IN THE INDEX RATE OF INTEREST.

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

VALUE LINE INTERMEDIATE BOND FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

AT OCTOBER 31, 1996

------------------------------------------------------------------------

ASSETS:
Investment securities, at value
  (Cost--$14,668,827)..................  $14,501,111
Cash...................................      597,694
Interest receivable....................      138,007
Deferred organization costs (note 2)...        6,712
                                         -----------
    TOTAL ASSETS.......................   15,243,524
                                         -----------

LIABILITIES:
Dividends payable to shareholders......        6,335
Payable for capital shares
  repurchased..........................        1,244
Accrued expenses:
  Advisory fee payable.................        6,410
  Distribution Plan fee payable........        3,205
  Other................................       38,820
                                         -----------
    TOTAL LIABILITIES..................       56,014
                                         -----------
NET ASSETS.............................  $15,187,510
                                         -----------

NET ASSETS CONSIST OF:
Capital stock, at $.001 par value
  (authorized 300,000,000, outstanding
  1,770,292 shares)....................  $     1,770
Additional paid-in capital.............   21,705,083
Accumulated net realized loss on
  investments..........................   (6,351,627)
Unrealized net depreciation of
  investments..........................     (167,716)
                                         -----------
NET ASSETS.............................  $15,187,510
                                         -----------

NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE, PER OUTSTANDING
  SHARE ($15,187,510  DIVIDED BY
  1,770,292 SHARES OUTSTANDING)........  $      8.58
                                         -----------

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 1996

INVESTMENT INCOME:
Interest income.........................  $1,000,079
                                          ----------

EXPENSES:
Advisory fee............................      80,691
Service and distribution plan fee.......      40,345
Auditing and legal fees.................      39,530
Accounting and bookkeeping expense......      32,400
Registration and filing fees............      27,985
Custodian fees..........................      23,868
Printing................................      21,996
Directors' fees and expenses............      16,435
Amortization of deferred organization
  costs (note 2)........................      15,354
Postage, insurance and dues.............       8,574
Transfer agent fees.....................       8,444
Telephone and other.....................       3,513
                                          ----------
    Total Expenses Before Offset........     319,135
    Less: Expense Offset................      (8,546)
                                          ----------
    Net Expenses........................     310,589
                                          ----------
INVESTMENT INCOME--NET..................     689,490
                                          ----------

REALIZED AND UNREALIZED LOSS ON
  INVESTMENTS--NET:
  Realized Loss--Net....................     (35,502)
  Change in Unrealized Depreciation.....    (150,715)
                                          ----------
NET REALIZED LOSS AND CHANGE IN
  UNREALIZED DEPRECIATION ON
  INVESTMENTS...........................    (186,217)
                                          ----------
NET INCREASE IN NET ASSETS FROM
  OPERATIONS............................  $  503,273
                                          ----------

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                                         VALUE LINE INTERMEDIATE BOND FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 1996 AND 1995
------------------------------------------------------------------------

                                                                          YEAR ENDED         YEAR ENDED
                                                                       OCTOBER 31, 1996  OCTOBER 31, 1995(A)
                                                                       -------------------------------------
OPERATIONS:
  Investment income--net.............................................    $    689,490       $     732,584
  Realized loss on investments--net..................................         (35,502)         (2,380,313)
  Change in unrealized depreciation..................................        (150,715)          2,143,938
                                                                       -------------------------------------
  Net increase in net assets from operations.........................         503,273             496,209
                                                                       -------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS:
  Investment income--net.............................................        (689,490  )         (732,584   )
                                                                       -------------------------------------

CAPITAL SHARE TRANSACTIONS:
  Net proceeds from sale of shares...................................       1,105,303          10,931,415
  Net proceeds from reinvestment of distributions to shareholders....         604,879             596,742
  Cost of shares repurchased.........................................      (3,225,395  )      (22,833,521   )
                                                                       -------------------------------------
  Decrease from capital share transactions...........................      (1,515,213  )      (11,305,364   )
                                                                       -------------------------------------

TOTAL DECREASE.......................................................      (1,701,430  )      (11,541,739   )

NET ASSETS:
  Beginning of year..................................................      16,888,940          28,430,679
                                                                       -------------------------------------
  End of year........................................................  $   15,187,510    $     16,888,940
                                                                       -------------------------------------

(A) RESULTS PERTAIN TO VALUE LINE ADJUSTABLE RATE U.S. GOVERNMENT SECURITIES FUND, INC. (SEE NOTE #1 TO THE FINANCIAL STATEMENTS).

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                                         VALUE LINE INTERMEDIATE BOND FUND, INC.

NOTES TO FINANCIAL STATEMENTS                                   OCTOBER 31, 1996
-------------------------------------------

1.SIGNIFICANT ACCOUNTING POLICIES

Value Line Intermediate Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

On November 1, 1995, with the approval of shareholders, the Fund changed its name from Value Line Adjustable Rate U.S. Government Securities Fund, Inc. The primary objective of high current income consistent with low volatility of principal remains the same, but the means of meeting this objective changed. The Fund seeks to meet its investment objective by investing in a diversified portfolio of investment-grade debt securities with a dollar-weighted average portfolio maturity of between three and 10 years. This replaced a portfolio consisting primarily of adjustable-rate mortgage-backed securities.

The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

(A) SECURITY VALUATION. Where market quotations are readily available, portfolio securities are valued at the midpoint between the latest available and representative asked and bid prices, or when stock exchange valuations are used, at the latest quoted sale price as of the close of business of the New York Stock Exchange on the valuation date. The Fund values mortgage-backed securities on the basis of valuations provided by dealers in such securities. Some of the general factors which may be considered by the dealers in arriving at such valuations include the fundamental analytic data relating to the security and an evaluation of the forces which influence the market in which these securities are purchased and sold. Determination of values may involve subjective judgment, as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction. The values for U.S. Treasury Securities are determined on the valuation date by reference to valuations obtained from an independent pricing service that determines valuations for normal institutional size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations.

Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates market value. Other assets and securities for which market valuations are not readily available will be valued at fair value as the Board of Directors may determine in good faith.

(B) REPURCHASE AGREEMENT. In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(C) FEDERAL INCOME TAXES. It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, including the distribution requirements of the Tax Reform Act of

--------------------------------------------------------------------------------

                                         VALUE LINE INTERMEDIATE BOND FUND, INC.

                                                                OCTOBER 31, 1996
-------------------------------------------
1986, and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax or excise tax provision is required.

(D) SECURITY TRANSACTIONS AND DISTRIBUTIONS. Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities transactions are determined using the identified cost method and interest income is accrued as earned. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

(E) AMORTIZATION. Discounts on debt securities are amortized to interest income over the life of the security with a corresponding increase to the security's cost basis; premiums on debt securities are not amortized.

2.ORGANIZATION COSTS

Costs of $76,603 incurred in connection with the Fund's organization and initial registration have been deferred and are being amortized over sixty months beginning at the commencement of operations of the Fund. In the event any of the initial shares of the Fund are redeemed by the holder thereof during the five-year amoritzation period, the redemption proceeds will be reduced by a pro rata portion of any un-amortized deferred organizational expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

3.CAPITAL SHARE TRANSACTIONS

Transactions in capital stock were as follows:

                               1996       1995(A)
                             ----------------------
Shares sold................    127,591    1,263,230
Shares issued to
  shareholders in
  reinvestment of
  dividends................     70,805       69,375
                             ----------------------
                               198,396    1,332,605
Shares repurchased.........   (376,727)  (2,651,997)
                             ----------------------
Net decrease...............   (178,331)  (1,319,392)
                             ----------------------

(A) RESULTS PERTAIN TO VALUE LINE ADJUSTABLE RATE U.S. GOVERNMENT FUND INC. (SEE NOTE #1 TO THE FINANCIAL STATEMENTS).

4.PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities, excluding short-term investments, were as follows:

                                            1996
                                         -----------
PURCHASES:
U.S. Treasury Obligations..............  $ 9,259,355
Other Investment Securities............   17,041,770
                                         -----------
                                         $26,301,125
                                         -----------
SALES AND MATURITIES:
U.S. Treasury Obligations..............  $ 6,935,344
Other Investment Securities............   17,002,556
                                         -----------
                                         $23,937,900
                                         -----------

At October 31, 1996, the aggregate cost of investment securities for Federal income tax purposes is $14,668,827. The aggregate appreciation and depreciation of investments at October 31, 1996, based on a comparison of investment values and their costs for federal income tax purposes is $37,163 and $204,879, respectively, resulting in a net depreciation of $167,716.

At October 31, 1996 the Fund had a carryover loss of $6,351,627 of which $28,176 will expire on October 31, 2001 and $3,907,636 will expire on October 31, 2002

--------------------------------------------------------------------------------

VALUE LINE INTERMEDIATE BOND FUND, INC.

NOTES TO FINANCIAL STATEMENTS
-------------------------------------------
$2,380,313 in October 31, 2003 and the balance of $35,502 on October 31, 2004. To the extent future capital gains are offset by such carryover capital losses, the Fund does not anticipate distributing any such gains to its shareholders.

5.ADVISORY FEES, SERVICE AND DISTRIBUTION PLAN FEES AND
  TRANSACTIONS WITH AFFILIATES

An advisory fee of $80,691 was paid or payable to Value Line, Inc. (the "Adviser") for the year ended October 31, 1996. This was computed at the rate of 1/2 of 1% of average daily net assets during the year and paid monthly. The Adviser provides research, investment programs, supervision of the investment portfolio and pays costs of certain administrative services, and office space. The Adviser also provides persons, satisfactory to the Fund's Board of Directors, to act as officers and employees of the Fund and pays their salaries and wages. The Fund bears all other costs and expenses.

The Fund has a Service and Distribution Plan (the "Plan"), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, for the payment of certain expenses incurred by Value Line Securities, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, in advertising, marketing and distributing the Fund's shares and for servicing the Fund's shareholders at an annual rate of 0.25% of the Fund's average daily net assets. In the year ended October 31, 1996, fees amounting to $40,345 were paid or payable under the Plan.

A fee of $5,760 for printing services was paid or payable to the Adviser for the year ended October 31, 1996.

Certain officers and directors of the Adviser and the Distributor are also officers and a director of the Fund.

At October 31, 1996, the Adviser owned 1,091,307 shares of the Fund's capital stock, representing 62% of the outstanding shares.

--------------------------------------------------------------------------------

                                         VALUE LINE INTERMEDIATE BOND FUND, INC.

                                                            FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

PER SHARE DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:

                                                                                            APRIL 10, 1992
                                                      YEARS ENDED OCTOBER 31,              (COMMENCEMENT OF
                                           ----------------------------------------------   OPERATIONS) TO
                                              1996      1995(A)     1994(A)     1993(A)    OCT. 31, 1992(A)
                                           -----------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.....      $8.67       $8.70      $10.01       $9.99         $10.00
                                           -----------------------------------------------------------------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income..............        .37         .38         .50         .54 (2)          .33     (1)
      Net gains or losses on securities
        (both realized and unrealized)...       (.09 )      (.03 )     (1.31 )       .05           (.01     )
                                           -----------------------------------------------------------------
      Total from investment opeations....        .28         .35        (.81 )       .59            .32
                                           -----------------------------------------------------------------
   LESS DISTRIBUTIONS:
      Dividends from net investment
         income..........................       (.37 )      (.38 )      (.50 )      (.54 )         (.33     )
      Distributions from capital gains...         --          --          --        (.03 )           --
                                           -----------------------------------------------------------------
      Total distributions................       (.37 )      (.38 )      (.50 )      (.57 )         (.33     )
                                           -----------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD...........      $8.58       $8.67      $ 8.70      $10.01         $ 9.99
                                           -----------------------------------------------------------------
TOTAL RETURN.............................       3.28 %      4.14 %     (8.37 %)      6.04 %         3.26     %+
                                           -----------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets end of period (in
  thousands).............................  $  15,188   $  16,889   $  28,431   $  44,508   $     33,763
Ratio of operating expenses to average
  net assets.............................       1.98 %      1.57 %       .98 %       .88  (2)            0     %(1)
Ratio of interest expense to average net
  assets.................................         --          --         .38 %      0.18 %         0.07     %*
Ratio of net investment income
  to average net assets..................       4.27 %      4.52 %      5.23 %      5.35  (2)         5.83     %*(1)
Portfolio turnover rate..................        159 %       177 %       175 %       126 %           85     %
Amount of debt outstanding at end of
  period (in thousands)..................  $      --   $      --   $      --   $      --   $      3,940
Average amount of debt outstanding during
  the period (in thousands)..............  $      --   $      --   $   3,947   $   1,926   $        524
Average number of shares outstanding
  during the period (in thousands).......      1,884       1,887       4,366       3,766          1,968
Average amount of debt per outstanding
  share during the period................  $      --   $      --   $     .90   $     .51   $        .27

+  NOT ANNUALIZED
*  ANNUALIZED
(A)RESULTS PERTAIN TO VALUE LINE ADJUSTABLE RATE U.S. GOVERNMENT FUND, INC. (SEE NOTE #1 TO THE FINANCIAL STATEMENTS).
(1)NET OF EXPENSE REIMBURSEMENT. HAD THESE EXPENSES BEEN FULLY PAID BY THE FUND, INVESTMENT INCOME-NET PER SHARE WOULD HAVE BEEN $.25 AND RATIOS OF ANNUALIZED OPERATING EXPENSES AND NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN 1.46% AND 4.37%, RESPECTIVELY.
(2)NET OF ADVISORY FEE WAIVED BY THE ADVISER FROM 11/1/92 TO 1/31/93. HAD THIS FEE BEEN PAID BY THE FUND, INVESTMENT INCOME-NET PER SHARE WOULD HAVE BEEN $.53 AND THE RATIO OF OPERATING EXPENSES AND NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN 0.99% AND 5.24%, RESPECTIVELY.

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

VALUE LINE INTERMEDIATE BOND FUND, INC.

                                               REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF
DIRECTORS OF VALUE LINE INTERMEDIATE BOND FUND, INC.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Line Intermediate Bond Fund, Inc., formerly Value Line Adjustable Rate U.S. Government Securities Fund, Inc., (the "Fund") at October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from April 10, 1992 (commencement of operations), through October 31, 1992, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's managment; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1996 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York

December 13, 1996

--------------------------------------------------------------------------------

VALUE LINE INTERMEDIATE BOND FUND, INC.

THE VALUE LINE FAMILY OF FUNDS
-------------------------------------------

1950 -- THE VALUE LINE FUND seeks long-term growth of capital along with modest current income by investing substantially all of its assets in common stocks or securities convertible into common stock.

1952 -- THE VALUE LINE INCOME FUND'S primary investment objective is income, as high and dependable as is consistent with reasonable growth. Capital growth to increase total return is a secondary objective.

1956 -- THE VALUE LINE SPECIAL SITUATIONS FUND seeks to obtain long-term growth of capital by investing not less than 80% of its assets in "special situations." No consideration is given to achieving current income.

1972 -- VALUE LINE LEVERAGED GROWTH INVESTORS' sole investment objective is to realize capital growth by investing substantially all of its assets in common stocks. The Fund may borrow up to 50% of its net assets to increase its purchasing power.

1979 -- THE VALUE LINE CASH FUND, a money market fund, seeks high current income consistent with preservation of capital and liquidity.

1981 -- VALUE LINE U.S. GOVERNMENT SECURITIES FUND seeks maximum income without undue risk to principal. Under normal conditions, at least 80% of the value to its assets will be invested in issues of the U.S. Government and its agencies and instru-mentalities.

1983 -- VALUE LINE CENTURION FUND* seeks long-term growth of capital as its sole objective by investing primarily in stocks ranked 1 or 2 by Value Line for year-ahead relative performance.

1984 -- THE VALUE LINE TAX EXEMPT FUND seeks to provide investors with maximum income exempt from federal income taxes while avoiding undue risk to principal. The Fund offers investors a choice of two portfolios: a Money Market Portfolio and a High-Yield Portfolio.
1985 -- VALUE LINE CONVERTIBLE FUND seeks high current income together with capital appreciation primarily from convertible securities ranked 1 or 2 for year-ahead performance by the Value Line Convertible Ranking System.

1986 -- VALUE LINE AGGRESSIVE INCOME TRUST seeks to maximize current income by investing in high-yielding, lower-rated, fixed-income securities.

1987 -- VALUE LINE NEW YORK TAX EXEMPT TRUST seeks to provide New York taxpayers with maximum income exempt from New York State, New York City and federal individual income taxes while avoiding undue risk to principal.

1987 -- VALUE LINE STRATEGIC ASSET MANAGEMENT TRUST* invests in stocks, bonds and cash equivalents according to computer trend models developed by Value Line. The objective is to professionally manage the optimal allocation of these investments at all times.

1992 -- VALUE LINE INTERMEDIATE BOND FUND seeks high current income consistent with low volatility of principal by investing primarily in a diversified portfolio of investment-grade debt securities.

1993 -- VALUE LINE SMALL-CAP GROWTH FUND invests primarily in common stocks or securities convertible into common stock, with its primary objective being long-term growth of capital.

1993 -- VALUE LINE ASSET ALLOCATION FUND seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the correct asset mix.

1995 -- VALUE LINE U.S. MULTINATIONAL COMPANY FUND'S investment objective is maximum total return. It invests primarily in securities of U.S. companies that have significant sales from international operations.

*ONLY AVAILABLE THROUGH THE PURCHASE OF THE GUARDIAN INVESTOR, A TAX DEFERRED,
 VARIABLE ANNUITY, OR VALUEPLUS, A VARIABLE LIFE INSURANCE POLICY.

FOR MORE COMPLETE INFORMATION ABOUT ANY OF THE VALUE LINE FUNDS, INCLUDING CHARGES AND EXPENSES, SEND FOR A PROSPECTUS FROM VALUE LINE SECURITIES, INC., 220 EAST 42ND STREET, NEW YORK, NEW YORK 10017-5891 OR CALL 1-800-223-0818, 24
HOURS A DAY, 7 DAYS A WEEK. READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

--------------------------------------------------------------------------------